UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K/A
(Amendment No. 1)
___________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 11, 2014
___________________________
VERA BRADLEY, INC.
(Exact name of registrant as specified in its charter)
___________________________

Indiana	001-34918	27-2935063
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12420 Stonebridge Road, Roanoke, Indiana	46783
(Address of Principal Executive Offices)	(Zip Code)
(877) 708-8372
(Registrant’s telephone number, including area code)
None
(Former name, former address and former fiscal year, if changed since last report)
___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
A Supplemental Statements of Income Fiscal 2014 schedule was included in the Form 8-K (as Exhibit 99.1) previously filed on December 10, 2014. The attached updated Supplemental Statements of Income Fiscal 2014 schedule has been adjusted for the reclassification of facility fee interest expense (related to the Company’s revolving credit agreement) from selling, general and administrative expenses to interest expense to conform with the current year income statement presentation.
(d) Exhibits

99.1	Supplemental Statements of Income Fiscal 2014

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vera Bradley, Inc.
(Registrant)

Date: December 11, 2014	/s/ Kevin J. Sierks
Kevin J. Sierks Executive Vice President – Chief Financial Officer